UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2021 (June 29, 2021)

L Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.50 Par Value	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 29, 2021, L Brands, Inc. (the “Company”) announced the commencement of, and on June 30, 2021 announced the upsized pricing of, a private offering of $600 million aggregate principal amount of 4.625% senior notes due 2029 (the “Senior Notes Offering”) by its subsidiary, Victoria’s Secret & Co. The Notes are being offered for sale to persons reasonably believed to be qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. Victoria's Secret & Co. is the recently formed holding company for the Company’s Victoria's Secret business, which the Company intends to separate into an independent, public company as previously announced.

On June 30, 2021, the Company also announced that the previously announced syndication by Victoria’s Secret of term loans in an aggregate principal amount of $400 million (the “Term Loan Facility”) has allocated with an initial interest rate of LIBOR (with a LIBOR floor of 0.50%) plus 3.25%. The Term Loan Facility will have an original issue discount of 1.00%.

Copies of the press releases announcing (i) the commencement of the Senior Notes Offering and (ii) the pricing of the Senior Notes Offering and Term Loan Facility are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Neither this Current Report on Form 8-K or the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the securities will be made only by means of a private offering memorandum.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated June 29, 2021 entitled “L Brands Announces Proposed $500 Million Offering of Senior Notes Due 2029 by its Spin-Off Subsidiary, Victoria’s Secret & Co.”

Exhibit 99.2	Press Release dated June 30, 2021 entitled “L Brands Announces Pricing of Upsized $600 Million Offering of 4.625% Senior Notes Due 2029 and $400 Million Term Loan Credit Facility by its Spin-Off Subsidiary, Victoria’s Secret & Co.”

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: July 1, 2021	By:	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer